                        [SOLUTIA LETTERHEAD]


                                                 Carl Moskowitz
     FOR IMMEDIATE RELEASE                       (314) 674-8664



           SOLUTIA CHANGES FINANCIAL REPORTING SEGMENTS

     ST. LOUIS, January 19, 2000 -- Solutia Inc. (NYSE: SOI) is changing its financial reporting segments to align with the company's management structure and growth strategy, and to help investors better understand Solutia.

     The new segments, and their components, are:

* PERFORMANCE FILMS: Saflex plastic interlayer, the world leader for laminated glass for automotive and architectural applications, including KeepSafe and Saflex Inside residential window glass and KeepSafe Maximum glass for hurricane windows; CPFilms, the world leader for high-performance aftermarket window films for solar control and safety; as well as polymer modifiers and Gelva adhesives.

* SPECIALTY PRODUCTS: Resins and Additives, including liquid and powder resins with low emissions of volatile organic compounds; as well as Specialties, including Skydrol hydraulic fluid, SkyKleen aviation cleaning fluids, Therminol heat transfer fluids; Dequest water treatment chemicals; AstroTurf doormats and Clear Pass vehicle spray suppression flaps; and phosphorus and derivatives.

* INTEGRATED NYLON: Nylon intermediates, carpet fibers including fibers for Wear-Dated carpet, industrial nylon fibers, nylon plastics and polymers, including Vydyne and Ascend, and Acrilan acrylic fibers. Solutia continues to operate these businesses as an integrated unit to deliver maximum value.

     "We are committed to a strategy that will grow Solutia to $5 billion in revenue within the next three to four years," said John Hunter, chairman and chief executive officer.

     "The majority of this growth will come from our current portfolio. We intend to double the sales in our Performance Films franchise, double the sales in our Resins and Additives business, and double the sales of our Ascend and Vydyne nylon polymers," he said.




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                                - 2 -

     "We will supplement these internal growth programs with strategic acquisitions that build on Solutia's strong product franchises and unique capabilities in process development, complex manufacturing and technical service," Hunter said. "In addition, we are committed to achieving operating margins of at least 15 percent in all of our businesses and managing our portfolio accordingly."

     The revised segments are effective December 31, 1999. Restated segment results for the first three quarters of 1999 and for the full years 1997 and 1998 are included with this release. Results for the fourth quarter and full year of 1999 will be released on January 28.

     Solutia (www.solutia.com) uses world-class skills in applied chemistry to create solutions for customers, whose products are used by consumers every day. The company is a world leader in performance films for laminated safety glass and aftermarket applications; resins and additives for high-value coatings; specialties such as aviation hydraulic fluid and environmentally friendly cleaning fluids for aviation; and an integrated family of nylon products including high-performance polymers and fibers.

     This press release contains forward-looking statements regarding Solutia's business strategy, revenue, operating margins and earnings. These statements are based on current expectations, but actual results may differ materially, depending on such important factors as competitive pricing pressure, production capacity, customer acceptance of new products; pricing and availability of raw materials and energy, difficulties in integrating new businesses, world economic conditions, and other factors identified in Solutia's Annual Report on Form 10-K for the year ended December 31, 1998, and its Quarterly Report on Form 10-Q for the period ended September 30, 1999. Both reports are filed with the U.S. Securities and Exchange Commission and can be accessed through the investor information section of the Solutia internet site (http://investor.solutia.com).


                             -oOo-


NOTE TO EDITORS: Acrilan, Ascend, Clear Pass, Dequest, Gelva, KeepSafe, KeepSafe Maximum, Saflex, Saflex Inside, Skydrol, SkyKleen, Therminol, Wear-Dated, and Vydyne are trademarks of Solutia Inc.


St. Louis
011900



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                                   - 3 -

                                 Solutia Inc.
                                 Segment Data
                            (Dollars in millions)
                                 (Unaudited)
                                                        Three Months Ended
                                                             March 31,
                                               --------------------------------
                                                 1997         1998      1999
                                               ---------    --------- ---------
                                                  Net          Net       Net
Segment:                                         Sales        Sales     Sales
                                               ---------    --------- ---------
   Performance Films                           $    159     $    149  $    148
   Specialty Products                               154          149       149
   Integrated Nylon                                 413          422       357
                                               ---------    --------- ---------
Segment Totals                                      726          720       654
Elimination of Intersegment Sales:
   Specialty Products                                (6)          (1)      -
   Integrated Nylon                                  (3)          (1)       (2)
Other Revenues                                        2            2       -
                                               ---------    --------- ---------
Consolidated Totals                            $    719     $    720  $    652
                                               ---------    --------- ---------

Segment:                                         Profit       Profit    Profit
                                               ---------    --------- ---------
   Performance Films                           $     44     $     38  $     42
   Specialty Products                                35           34        40
   Integrated Nylon                                  81          106        72
                                               ---------    --------- ---------
Segment Totals<F1>                                  160          178       154
Less Unallocated Services<F2>:
   Cost of Goods Sold <F3>                          (21)         (23)      (76)
   Marketing, Administrative
     and Technological Expenses                     (44)         (56)      (52)
   Amortization Expense                             -            -         -
                                               ---------    --------- ---------
Operating Income                                     95           99        26
Equity Earnings from Affiliates                       9            6        10
Interest Expense                                     (9)         (12)       (9)
Other Income (Expense)  -  Net                        4            4         6
                                               ---------    --------- ---------
Income Before Income Taxes                           99           97        33
Income Taxes                                         34           33        10
                                               ---------    --------- ---------
Net Income                                     $     65     $     64  $     23
                                               ---------    --------- ---------

<F1> Segment profit only includes operating expenses directly attributable to the segment.
<F2> Unallocated service costs are managed centrally and primarily include costs of technology, engineering and manufacturing services that are provided to the segments.
<F3> Unallocated cost of goods sold for the three months ended March 31, 1999 includes special charges related to exiting Integrated Nylon's ammonia business ($28 million pretax, $18 million aftertax), the write down of an Integrated Nylon segment bulk continuous filament spinning machine ($6 million pretax, $4 million aftertax), and the anticipated settlement of certain pending property claims litigation relating to the Anniston, Alabama plant site ($29 million pretax, $18 million aftertax).

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                                   - 4 -

                                 Solutia Inc.
                                 Segment Data
                            (Dollars in millions)
                                 (Unaudited)
                                                      Three Months Ended
                                                           June 30,
                                               --------------------------------
                                                 1997         1998      1999
                                               ---------    --------- ---------
                                                  Net          Net       Net
Segment:                                         Sales        Sales     Sales
                                               ---------    --------- ---------
   Performance Films                           $    170     $    166  $    175
   Specialty Products                               160          157       152
   Integrated Nylon                                 442          424       385
                                               ---------    --------- ---------
Segment Totals                                      772          747       712
Elimination of Intersegment Sales:
   Specialty Products                                (2)          (1)      -
   Integrated Nylon                                  (3)          (1)       (1)
Other Revenues                                        3          -         -
                                               ---------    --------- ---------
Consolidated Totals                            $    770     $    745  $    711
                                               ---------    --------- ---------

Segment:                                         Profit       Profit    Profit
                                               ---------    --------- ---------
   Performance Films                           $     51     $     49  $     52
   Specialty Products                                38           36        38
   Integrated Nylon                                  85          109        87
                                               ---------    --------- ---------
Segment Totals<F1>                                  174          194       177
Less Unallocated Services<F2>:
   Cost of Goods Sold                               (20)         (20)      (17)
   Marketing, Administrative
     and Technological Expenses                     (57)         (59)      (57)
   Amortization Expense                             -            -          (1)
                                               ---------    --------- ---------
Operating Income                                     97          115       102
Equity Earnings from Affiliates                       8            6        11
Interest Expense                                    (12)         (11)      (10)
Other Income (Expense)  -  Net                        1           (1)        3
                                               ---------    --------- ---------
Income Before Income Taxes                           94          109       106
Income Taxes                                         32           37        35
                                               ---------    --------- ---------
Net Income                                     $     62     $     72  $     71
                                               ---------    --------- ---------

<F1> Segment profit only includes operating expenses directly attributable to the segment.
<F2> Unallocated service costs are managed centrally and primarily include costs of technology, engineering and manufacturing services that are provided to the segments.


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                                   - 5 -

                                 Solutia Inc.
                                 Segment Data
                            (Dollars in millions)
                                 (Unaudited)
                                                       Six Months Ended
                                                           June 30,
                                               --------------------------------
                                                 1997         1998      1999
                                               ---------    --------- ---------
                                                  Net          Net       Net
Segment:                                         Sales        Sales     Sales
                                               ---------    --------- ---------
   Performance Films                           $    329     $    315  $    323
   Specialty Products                               314          306       301
   Integrated Nylon                                 855          846       742
                                               ---------    --------- ---------
Segment Totals                                    1,498        1,467     1,366
Elimination of Intersegment Sales:
   Specialty Products                                (8)          (2)      -
   Integrated Nylon                                  (6)          (2)       (3)
Other Revenues                                        5            2       -
                                               ---------    --------- ---------
Consolidated Totals                            $  1,489     $  1,465  $  1,363
                                               ---------    --------- ---------

Segment:                                         Profit       Profit    Profit
                                               ---------    --------- ---------
   Performance Films                           $     95     $     87  $     94
   Specialty Products                                73           70        78
   Integrated Nylon                                 166          215       159
                                               ---------    --------- ---------
Segment Totals<F1>                                  334          372       331
Less Unallocated Services<F2>:
   Cost of Goods Sold <F3>                          (41)         (43)      (93)
   Marketing, Administrative
     and Technological Expenses                    (101)        (115)     (109)
   Amortization Expense                             -            -          (1)
                                               ---------    --------- ---------
Operating Income                                    192          214       128
Equity Earnings from Affiliates                      17           12        21
Interest Expense                                    (21)         (23)      (19)
Other Income (Expense)  -  Net                        5            3         9
                                               ---------    --------- ---------
Income Before Income Taxes                          193          206       139
Income Taxes                                         66           70        45
                                               ---------    --------- ---------
Net Income                                     $    127     $    136  $     94
                                               ---------    --------- ---------

<F1> Segment profit only includes operating expenses directly attributable to the segment.
<F2> Unallocated service costs are managed centrally and primarily include costs of technology, engineering and manufacturing services that are provided to the segments.
<F3> Unallocated cost of goods sold for the six months ended June 30, 1999 includes first quarter 1999 special charges related to exiting Integrated Nylon's ammonia business ($28 million pretax, $18 million aftertax), the write down of an Integrated Nylon segment bulk continuous filament spinning machine ($6 million pretax, $4 million aftertax), and the anticipated settlement of certain pending property claims litigation relating to the Anniston, Alabama plant site ($29 million pretax, $18 million aftertax).

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                                   - 6 -

                                 Solutia Inc.
                                 Segment Data
                            (Dollars in millions)
                                 (Unaudited)

                                                     Three Months Ended
                                                        September 30,
                                               --------------------------------
                                                 1997         1998      1999
                                               ---------    --------- ---------
                                                  Net          Net       Net
Segment:                                         Sales        Sales     Sales
                                               ---------    --------- ---------
   Performance Films                           $    156     $    145  $    190
   Specialty Products                               167          156       158
   Integrated Nylon                                 431          403       384
                                               ---------    --------- ---------
Segment Totals                                      754          704       732
Elimination of Intersegment Sales:
   Specialty Products                                (2)         -          (1)
   Integrated Nylon                                  (4)          (1)      -
Other Revenues                                        1          -         -
                                               ---------    --------- ---------
Consolidated Totals                            $    749     $    703  $    731
                                               ---------    --------- ---------

Segment:                                         Profit       Profit    Profit
                                               ---------    --------- ---------
   Performance Films                           $     39     $     42  $     50
   Specialty Products                                34           41        42
   Integrated Nylon                                  98          100        67
                                               ---------    --------- ---------
Segment Totals<F1>                                  171          183       159
Less Unallocated Services<F2>:
   Cost of Goods Sold                               (28)         (25)      (12)
   Marketing, Administrative
     and Technological Expenses                     (55)         (63)      (52)
   Amortization Expense                             -            -          (1)
                                               ---------    --------- ---------
Operating Income                                     88           95        94
Equity Earnings from Affiliates                       8            5         5
Interest Expense                                    (10)         (11)      (11)
Other Income (Expense)  -  Net                        4           (1)        1
                                               ---------    --------- ---------
Income Before Income Taxes                           90           88        89
Income Taxes                                         34           30        28
                                               ---------    --------- ---------
Net Income                                     $     56     $     58  $     61
                                               ---------    --------- ---------

<F1> Segment profit only includes operating expenses directly attributable to the segment.
<F2> Unallocated service costs are managed centrally and primarily include costs of technology, engineering and manufacturing services that are provided to the segments.


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                                   - 7 -

                                 Solutia Inc.
                                 Segment Data
                            (Dollars in millions)
                                 (Unaudited)

                                                     Nine Months Ended
                                                        September 30,
                                               --------------------------------
                                                 1997         1998      1999
                                               ---------    --------- ---------
                                                  Net          Net       Net
Segment:                                         Sales        Sales     Sales
                                               ---------    --------- ---------
   Performance Films                           $    485     $    460  $    513
   Specialty Products                               481          462       459
   Integrated Nylon                               1,286        1,249     1,126
                                               ---------    --------- ---------
Segment Totals                                    2,252        2,171     2,098
Elimination of Intersegment Sales:
   Specialty Products                               (10)          (2)       (1)
   Integrated Nylon                                 (10)          (3)       (3)
Other Revenues                                        6            2       -
                                               ---------    --------- ---------
Consolidated Totals                            $  2,238     $  2,168  $  2,094
                                               ---------    --------- ---------

Segment:                                         Profit       Profit    Profit
                                               ---------    --------- ---------
   Performance Films                           $    134     $    129  $    144
   Specialty Products                               107          111       120
   Integrated Nylon                                 264          315       226
                                               ---------    --------- ---------
Segment Totals<F1>                                  505          555       490
Less Unallocated Services<F2>:
   Cost of Goods Sold <F3>                          (69)         (68)     (105)
   Marketing, Administrative
     and Technological Expenses                    (156)        (178)     (161)
   Amortization Expense                             -            -          (2)
                                               ---------    --------- ---------
Operating Income                                    280          309       222
Equity Earnings from Affiliates                      25           17        26
Interest Expense                                    (31)         (34)      (30)
Other Income (Expense)  -  Net                        9            2        10
                                               ---------    --------- ---------
Income Before Income Taxes                          283          294       228
Income Taxes                                        100          100        73
                                               ---------    --------- ---------
Net Income                                     $    183     $    194  $    155
                                               ---------    --------- ---------

<F1> Segment profit only includes operating expenses directly attributable to the segment.
<F2> Unallocated service costs are managed centrally and primarily include costs of technology, engineering and manufacturing services that are provided to the segments.
<F3> Unallocated cost of goods sold for the nine months ended September 30, 1999 includes first quarter 1999 special charges related to exiting Integrated Nylon's ammonia business ($28 million pretax, $18 million aftertax), the write down of an Integrated Nylon segment bulk continuous filament spinning machine ($6 million pretax, $4 million aftertax), and the anticipated settlement of certain pending property claims litigation relating to the Anniston, Alabama plant site ($29 million pretax, $18 million aftertax).

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                                   -8 -

                                 Solutia Inc.
                                 Segment Data
                            (Dollars in millions)
                                 (Unaudited)
                                                             Three Months Ended
                                                                 December 31,
                                                            -------------------
                                                              1997      1998
                                                            --------- ---------
                                                               Net       Net
Segment:                                                      Sales     Sales
                                                            --------- ---------
   Performance Films                                        $    166  $    154
   Specialty Products                                            154       151
   Integrated Nylon                                              413       364
                                                            --------- ---------
Segment Totals                                                   733       669
Elimination of Intersegment Sales:
   Specialty Products                                             (3)       (1)
   Integrated Nylon                                              -          (1)
Other Revenues                                                     1       -
                                                            --------- ---------
Consolidated Totals                                         $    731  $    667
                                                            --------- ---------

Segment:                                                      Profit    Profit
                                                            --------- ---------
   Performance Films                                        $     43  $     39
   Specialty Products                                             30        41
   Integrated Nylon                                               86        61
                                                            --------- ---------
Segment Totals<F1>                                               159       141
Less Unallocated Services<F2>:
   Cost of Goods Sold <F3>                                       (79)       (2)
   Marketing, Administrative
     and Technological Expenses                                  (70)      (62)
   Amortization Expense                                          -         -
                                                            --------- ---------
Operating Income                                                  10        77
Equity Earnings from Affiliates                                    6         8
Interest Expense                                                 (10)       (9)
Other Income (Expense)  -  Net                                     1         5
                                                            --------- ---------
Income Before Income Taxes                                         7        81
Income Taxes                                                      (2)       26
                                                            --------- ---------
Net Income                                                  $      9  $     55
                                                            --------- ---------

<F1> Segment profit only includes operating expenses directly attributable to the segment.
<F2> Unallocated service costs are managed centrally and primarily include costs of technology, engineering and manufacturing services that are provided to the segments.
<F3> Unallocated cost of goods sold for the three months ended December 31, 1997 includes a previously announced environmental charge ($72 million pretax, $46 million aftertax).


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                                   - 9 -

                                 Solutia Inc.
                                 Segment Data
                            (Dollars in millions)
                                 (Unaudited)
                                                            Twelve Months Ended
                                                                December 31,
                                                            -------------------
                                                              1997      1998
                                                            --------- ---------
                                                               Net       Net
Segment:                                                      Sales     Sales
                                                            --------- ---------
   Performance Films                                        $    651  $    614
   Specialty Products                                            635       613
   Integrated Nylon                                            1,699     1,613
                                                            --------- ---------
Segment Totals                                                 2,985     2,840
Elimination of Intersegment Sales:
   Specialty Products                                            (13)       (3)
   Integrated Nylon                                              (10)       (4)
Other Revenues                                                     7         2
                                                            --------- ---------
Consolidated Totals                                         $  2,969  $  2,835
                                                            --------- ---------
Segment:                                                      Profit    Profit
                                                            --------- ---------
   Performance Films                                        $    177  $    168
   Specialty Products                                            137       152
   Integrated Nylon                                              350       376
                                                            --------- ---------
Segment Totals<F1>                                               664       696
Less Unallocated Services<F2>:
   Cost of Goods Sold <F3>                                      (148)      (70)
   Marketing, Administrative
     and Technological Expenses                                 (226)     (240)
   Amortization Expense                                          -         -
                                                            --------- ---------
Operating Income                                                 290       386
Equity Earnings from Affiliates                                   31        25
Interest Expense                                                 (41)      (43)
Other Income (Expense)  -  Net                                    10         7
                                                            --------- ---------
Income Before Income Taxes                                       290       375
Income Taxes                                                      98       126
                                                            --------- ---------
Net Income                                                   $   192   $   249
                                                            --------- ---------

<F1> Segment profit only includes operating expenses directly attributable to the segment.
<F2> Unallocated service costs are managed centrally and primarily include costs of technology, engineering and manufacturing services that are provided to the segments.
<F3> Unallocated cost of goods sold for the twelve months ended December 31,
     1997 includes a previously announced environmental charge ($72 million pretax, $46 million aftertax).